SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143



                         Date of Report: August 4, 2009





                              ECOSYSTEM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                          20-3148296
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                 10019
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02        UNREGISTERED SALE OF EQUITY SECURITIES

On July 24, 2009, EcoSystem Corporation (the "Company") entered into a Unit Subscription Agreement (the "USA") with Copperbottom Investments, Ltd. ("Lead Senior Investor"), Absentia Holdings, Ltd., On Time Investments, Ltd., Agri-Technologies, Ltd., and Britannia Securities International, Ltd. (collectively, the "Senior Investors"), pursuant to which the Senior Investors agreed to purchase 766,190 shares of the Company's newly designated Series E Preferred Stock (the "Series E Shares"), and 24,705,000 warrants to purchase additional Company common shares (the "Senior Warrants") (the Series E Shares and the Senior Warrants shall be collectively referred to herein as the "Senior Units") for $76,619,000 (the "Senior Purchase Price"), subject to certain conditions discussed below. The USA was the subject of a Current Report on Form 8-K filed by the Company on July 30, 2009.

The Senior Purchase Price was deposited at the closing of the USA on August 4, 2009 in a restricted account opened in the name of the Company (the "Restricted Account") at Elco Securities, Ltd. (the "Intermediary"), a broker dealer. The conditions of the release of the Senior Purchase Price to the Company from the Restricted Account are set forth in an Account Management Agreement dated July 24, 2009 (the "Senior AMA") by and between the Intermediary, the Senior
Investors, the Company, and Viridis Capital, LLC ("Viridis"),the Company's majority shareholder (the USA and the Senior AMA shall be collectively referred to herein as the "Agreements").

Additional information pertaining to the Agreements is available in the Company's Current Report on Form 8-K filed by the Company on July 30, 2009.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 5, 2009                     ECOSYSTEM CORPORATION

                                           By:/s/ Kevin Kreisler
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                                                  Kevin Kreisler
                                                  Chairman